Congress Small Cap Growth Fund

Summary Prospectus | February 28, 2022 Class/Ticker: Retail Class / CSMVX Institutional Class / CSMCX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund online at http://www.congressasset.com/funds/mf_download_menu.htm. You may also obtain this information at no cost by calling 1-888-688-1299 or by sending an email to info@congressasset.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2022, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Congress Small Cap Growth Fund (the “Small Cap Fund” or “Fund”) seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees (up to 0.25% for Retail Class)	0.25%	None
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses(1)	1.39%	1.14%
Fee Waiver and/or Expense Reimbursement	-0.14%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.25%	1.00%
(1)Congress Asset Management Company, LLP (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Small Cap Fund to 1.00% of the Small Cap Fund’s average net assets (the “Expense Cap”). The Expense Cap is indefinite, and will remain in effect until at least February 28, 2023. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Small Cap Fund’s net operating expenses may be higher to the extent that the Fund incurs expenses that are excluded from the Expense Cap.

Example
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Caps for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$127	$426	$747	$1,656
Institutional Class	$102	$348	$614	$1,374

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2021 of the Fund, the portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies
The Small Cap Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of small‑capitalization companies. The Small Cap Fund defines small‑capitalization companies as those companies with market capitalizations not exceeding the highest market capitalization in the Russell 2000® Growth Index during the preceding 12 months. As of the last reconstitution date, January 31, 2022, the market capitalization of companies in the Russell 2000® Growth Index ranged from $257.1 million to $7.3 billion. The Fund may invest any portion of the remaining 20% of its net assets in the equity securities of companies with market capitalizations that may be higher or lower than the range of issuer market capitalizations represented in the Russell 2000® Growth Index. The Small Cap Fund may invest in companies across all sectors of the economy, but may favor companies in particular sectors or industries at different times. The Small Cap Fund may, from time to time, have significant exposure to one or more sectors of the market. The Small Cap Fund may invest in U.S. dollar-denominated foreign equity securities, including through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) issued by U.S. depository banks, which are traded on U.S. exchanges. The Small Cap Fund may invest in such securities without limit, but such investments are not expected to exceed 20% of the Fund’s total assets.

The Advisor may invest the Small Cap Fund’s assets in the securities of companies that it believes have a history of growth or that it believes have growth potential. Growth may be measured by factors such as earnings or revenue. The Advisor may invest in the securities of companies with leading competitive positions and management that can achieve sustained growth. Companies with the potential for strong growth may have characteristics such as new products, technologies, distribution channels, strong industry or market positions. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long‑term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. In selecting investments for the Fund’s portfolio, the Advisor uses fundamental research to evaluate each company, focusing on the company’s earnings growth, return on equity, margin stability, and capital management. These and other factors are then weighed against valuation. A stock may be sold, among other reasons, if it has reached a price target, the issuer’s fundamental outlook has changed, or a better investment opportunity is available.

Principal Risks of Investing in the Small Cap Fund
There is a risk that you could lose all or a portion of your investment in the Small Cap Fund. The following risks are considered principal to the Small Cap Fund and could affect the value of your investment in the Fund:

•Small and Medium Companies Risk: Securities of small and medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.
•Growth Style Investment Risk: Growth stocks may lose value or fall out of favor with investors. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
•Equity Securities Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Small Cap Fund, regardless of the order in which it appears.
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
•Foreign Investment Risk: Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices. When the Fund invests in ADRs as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the underlying foreign shares. GDRs generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

•Large Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Management Risk: The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.
Performance Information
Effective at the close of business on September 15, 2017, the Century Small Cap Select Fund, a series of Century Capital Management Trust (the “Predecessor Fund”), reorganized into the Fund, a series of Professionally Managed Portfolios (the “Reorganization”). Performance information shown prior to the close of business on September 15, 2017 is that of the Predecessor Fund. Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart below only illustrates how Institutional Class shares of the Fund’s total returns have varied from one calendar year to another over the past 10 years. The returns for the Fund’s Retail Class shares, both before and after taxes, may be lower than the returns shown in the bar chart below for the Institutional Class shares of the Fund, depending on the fees and expenses of the Retail Class shares. The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance. The returns shown in the bar chart and table include reinvestment of all dividends and capital gains distributions and reflect fund expenses.

The Fund’s performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.congressasset.com/funds.

Congress Small Cap Growth Fund
Calendar Year Total Return as of December 31
Institutional Class

Highest Quarterly Return:	Q2, 2020	26.86%

Lowest Quarterly Return:	Q1, 2020	-18.63%

Average Annual Total Returns as of December 31, 2021
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	39.39%	24.89%	17.02%
Return After Taxes on Distributions	34.73%	22.01%	14.49%
Return After Taxes on Distributions and Sale of Fund Shares	26.36%	19.62%	13.40%
Retail Class*
Return Before Taxes	39.05%	24.59%	16.69%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.83%	14.53%	14.14%
* Performance information for the Retail Class shares shown for periods prior to the Reorganization is the performance of the Predecessor Fund’s Investor Class shares.
After tax returns in the table above are only illustrated for the Fund’s Institutional Class Shares. After tax returns for the Fund’s Retail Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

Investment Advisor
Congress Asset Management Company, LLP.

Portfolio Manager
Gregg O’Keefe, CFA, Executive Vice President, Advisor, and Portfolio Manager for the Fund since the closing of the Reorganization on September 15, 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem the Small Cap Fund’s shares on any business day by written request via mail (Congress Small Cap Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-688-1299, or through a financial intermediary. The minimum initial investment amounts are shown in the table below. There is no minimum subsequent investment amount to add funds to an existing account.

Account Types	To Open Your Account
Standard Accounts
- Retail Class	$2,000
- Institutional Class	$100,000
Traditional and Roth IRA Accounts
- Retail Class	$2,000
- Institutional Class	$100,000
Accounts with Automatic Investment Plans
- Retail Class	$2,000

Tax Information
The Small Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Small Cap Fund through a broker‑dealer or other financial intermediary (such as a bank), the Small Cap Fund and/or the Advisor may pay the intermediary for the sale of the Small Cap Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.